FINANCIAL STATEMENTS
THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
1.1a BALANCE SHEET
AS OF DECEMBER 31, 1998

                                                                   PRO FORMA
                                                                   GIVING EFFECT
(THOUSANDS OF DOLLARS)                              PRO FORMA        TO PROPOSED
                                        PER BOOK    ADJUSTMENTS*   TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                             6,173,871                     6,173,871
   LESS: ACC. DEPREC.                   2,758,012                     2,758,012
                                      ------------ ------------    ------------
                                        3,415,859             0       3,415,859

  CONSTRUCTION WORK IN PROGRESS            83,477                        83,477
  NUCLEAR FUEL, NET                        87,867            73 (a)      87,940
                                      ------------ ------------    ------------
        TOTAL NET UTILITY PLANT         3,587,203            73       3,587,276
                                      ------------ ------------    ------------
OTHER PROP. AND INVEST.:
   NUC. DECOM. TRST, AT MARKET.           452,755                       452,755
   INV.  REG. NUC. GEN. COS (EQTY)         56,999                        56,999
   OTHER, AT COST                          93,864                        93,864
                                      ------------ ------------    ------------
      TOTAL OTHER PROP. &  INVEST         603,618                       603,618
                                      ------------ ------------    ------------
CURRENT ASSETS:
   CASH & CASH EQUIVALENTS                    434          (182)(a)         252
   NOTES REC., AFFIL. COMPANIES             6,600                         6,600
   SECURITIZABLE ASSETS                   160,253                       160,253
   RECEIVABLES, NET                        22,186                        22,186
   A/R AFFIL. COMPANIES                     1,721                         1,721
   TAXES RECEIVABLE                        26,478                        26,478
   ACCRUED UTILITY REVS
   FUEL, MATS & SUPP (AVG COST)            71,982                        71,982
   RECOV. ENRG. COST, NET -- CURR               0                             0
   PREPAYMENTS AND OTHER                  121,514                       121,514
                                      ------------ ------------    ------------
      TOTAL CURRENT ASSETS                411,168          (182)        410,986
                                      ------------ ------------    ------------
DEFERRED CHARGES:
   REGULATORY ASSETS                    1,415,838                     1,415,838
   UNAMORTIZED DEBT EXPENSE                19,603                        19,603
   OTHER                                   12,768                        12,768
                                      ------------ ------------    ------------
      TOTAL DEF. CHARGES                1,448,209             0       1,448,209
                                      ------------ ------------    ------------
TOTAL ASSETS                            6,050,198          (109)      6,050,089
                                      =========================    =============


CAPITALIZATION:
   COMMON SHARES                          122,229                       122,229
   CAPITAL SURPLUS,  PAID IN              664,156                       664,156
   RETAINED EARNINGS                      210,108           (64)        210,044
   ACCUM OTHER COMP INCOME                    378                           378
                                      ------------ ------------    ------------
      TOTAL COMMON EQUITY                 996,871           (64)        996,807

   PREF. STK NOT SUBJ MAND REDEM          116,200                       116,200
   PREF. STOCK SUBJ TO MAND REDEM          99,539                        99,539
   LONG-TERM DEBT                       1,793,952                     1,793,952
                                      ------------ ------------    ------------
      TOTAL CAPITALIZATION              3,006,562           (64)      3,006,498
                                      ------------ ------------    ------------
MINOR. INT. IN CONS. SUBS                 100,000             0         100,000
                                      ------------ ------------    ------------
OBLIG. UNDER CAP. LEASES                   68,444             0          68,444
                                      ------------ ------------    ------------
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK                   10,000                        10,000
   NOTES PAYABLE TO AFFIL. CO.                                                0
   L-T DEBT AND PREF. STOCK, CUR          233,755                       233,755
   OBLIG. UNDER CAP. LEASES, CUR           94,440                        94,440
   ACCOUNTS PAYABLE                       121,040                       121,040
   ACCOUNTS PAYABLE TO AFFIL. COS.         32,758                        32,758
   ACCRUED TAXES PAYABLE                   19,396           (45)(b)      19,351
   ACCRUED INTEREST                        31,409                        31,409
   OTHER                                   34,872                        34,872
                                      ------------ ------------    ------------
      TOT. CURRENT LIABILITIES            577,670           (45)        577,625
                                      ------------ ------------    ------------
DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES             1,194,722                     1,194,722
   ACC. DEF.INVEST.TAX CRDT.              114,457                       114,457
   DECOMMISIONING--UNIT 1                 560,500
   DEF. CONTRACT. OBLIG.                  277,826                       277,826
   OTHER                                  150,017                       150,017
                                      ------------ ------------    ------------
      TOTAL DEFERRED CREDITS            2,297,522             0       2,297,522
                                      ------------ ------------    ------------

TOTAL CAPITALIZATION AND LIAB           6,050,198          (109)      6,050,089
                                      =========================    =============

* See attached Pro Forma Adjustments

FINANCIAL STATEMENTS
THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                             Debit    Credit
a)Nuclear Fuel, net                               73
  Operating Expenses: Fuel Costs                 109
    Cash                                                  $182

b)Accrued Income Taxes Payable                    45
    Federal and State Income Tax Expense                   45




a)To record CL&P's pro rata expenses (approx. 81%) associated with the Modifications of the Nuclear Fuel Financing Arrangements. Approximately
 40.0%  of these costs will be capitalized.

b)To record the reduction in income taxes associated with the Modifications ($109 X 41.11% = $45)

FINANCIAL STATEMENTS
THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
1.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998

INCOME STATEMENT                                                         PRO FORMA
(THOUSANDS OF DOLLARS)                                                GIVING EFFECT
                                                          PRO FORMA     TO PROPOSED
                                             PER BOOK  ADJUSTMENTS*     TRANSACTION
OPERATING REVENUE                           2,386,864             0       2,386,864
                                           ----------    ----------      ----------
OPERATING EXPENSES:
   OPERATION--
         FUEL, PURCH.& NET INTER  PWR         887,224           109 (a)     887,333
         OTHER                                703,971                       703,971
   MAINTENANCE                                271,317                       271,317
   DEPRECIATION                               216,509                       216,509
   AMORT OF REG ASSETS, NET                   120,884                       120,884
   FED/ STATE INCOME TAXES                    (11,642)          (45)(b)     (11,687)
   OTHER TAXES                                170,347                       170,347
                                           ----------    ----------      ----------
TOTAL OPERATING EXPENSES                    2,358,610            64       2,358,674
                                           ----------    ----------      ----------
OPERATING LOSS                                 28,254           (64)         28,190
                                           ----------    ----------      ----------
OTHER INCOME (LOSS):
   ERNGS  OF REGNL  NUCL  & TRANS COS           6,241                         6,241
   MILLSTONE 1--UNRECOVERABLE COSTS          (143,239)                     (143,239)
   OTHER, NET                                  (6,075)                       (6,075)
   MIN. INT. IN INCOME OF SUB                  (9,300)                       (9,300)
   INCOME TAXES                                67,127                        67,127
                                           ----------    ----------      ----------
      OTHER INCOME, NET                       (85,246)            0         (85,246)
                                           ----------    ----------      ----------
LOSS BEF. INT. CHARGES                        (56,992)          (64)        (57,056)
                                           ----------    ----------      ----------

INTEREST CHARGES:
   INTEREST ON L-T DEBT                       133,192                       133,192
   OTHER INTEREST                               5,541                         5,541
                                           ----------    ----------      ----------
     INTEREST CHARGES, NET                    138,733             0         138,733
                                           ----------    ----------      ----------
NET LOSS                                     (195,725)          (64)       (195,789)
                                          ===========   ===========     ===========


RETAINED EARNINGS                                                     PRO FORMA
(THOUSANDS OF DOLLARS)                                                GIVING EFFECT
                                                      PRO FORMA       TO PROPOSED
                                          PER BOOK    ADJUSTMENTS*    TRANSACTION

BAL. AT BEGINNING OF PERIOD                   419,972                       419,972

NET GAIN (LOSS)                              (195,725)          (64)       (195,789)

CASH DIVIDENDS ON PREF. STOCK                 (14,139)                      (14,139)

CASH DIVIDEND ON COMMON STOCK                       0                             0
                                           ----------    ----------      ----------
BALANCE AT END OF PERIOD                      210,108           (64)        210,044
                                          ===========   ===========     ===========

* See attached Pro Forma Adjustments



FINANCIAL STATEMENTS
THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
1.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998


CAPITAL STRUCTURE                                                    PRO FORMA
(THOUSANDS OF DOLLARS)                                            GIVING EFFECT
                                                     PRO FORMA      TO PROPOSED
                                PER BOOK     %     ADJUSTMENTS      TRANSACTION     %

LONG TERM DEBT                 1,793,952  59.7                        1,793,952  59.7

PREFERRED STOCK SUBJECT TO
   MANATORY REDEMPTION            99,539   3.3                           99,539   3.3

PREFERRRED STOCK NOT
   SUBJ TO MAND REDEMPTION       116,200   3.9                          116,200   3.9

COMMON STOCK EQUITY              996,871  33.2             (64)         996,807  33.2
                             -----------          ------------     ------------
                               3,006,562                   (64)       3,006,498
                             ===========          ============     ============

FINANCIAL STATEMENTS
WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
2.1a BALANCE SHEET
AS OF DECEMBER 31, 1998
                                                                                   PRO FORMA
                                                                       GIVING EFFECT
(THOUSANDS OF DOLLARS)                                   PRO FORMA       TO PROPOSED
                                           PER BOOK   ADJUSTMENTS*       TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                               1,221,257                        1,221,257
   LESS: ACC. DEPREC.                       517,401                          517,401
                                       ------------   ------------      ------------
                                            703,856              0           703,856

  CONSTRUCTION WORK IN PROGRESS              14,858                           14,858
  NUCLEAR FUEL, NET                          19,931             18 (a)        19,949
                                       ------------   ------------      ------------
        TOTAL NET UTILITY PLANT             738,645             18           738,663
                                       ------------   ------------      ------------
OTHER PROP. AND INVEST.:
   NUC. DECOM. TRST, AT MARKET.             125,598                          125,598
   INV.  REG. NUC. GEN. COS (EQTY)           15,440                           15,440
   OTHER, AT COST                             7,322                            7,322
                                       ------------   ------------      ------------
      TOTAL OTHER PROP. &  INVEST           148,360                          148,360
                                       ------------   ------------      ------------
CURRENT ASSETS:
   CASH & CASH EQUIVALENTS                      106            (46)(a)            60
   SECURITIZABLE ASSETS                      21,865                           21,865
   RECEIVABLES, NET                             862                              862
   A/R AFFIL. COMPANIES                       4,188                            4,188
   TAXES RECEIVABLE                          14,255                           14,255
   FUEL, MAT & SUP (AVG COST)                 5,053                            5,053
   RECOV. ENRG. COST, NET -- CUR              1,924                            1,924
   PREPAYMENTS AND OTHER                     23,996                           23,996
                                       ------------   ------------      ------------
      TOTAL CURRENT ASSETS                   72,249            (46)           72,203
                                       ------------   ------------      ------------
DEFERRED CHARGES:
   REGULATORY ASSETS                        322,435                          322,435
   UNAMORTIZED DEBT EXPENSE                   2,298                            2,298
   OTHER                                      3,695                            3,695
                                       ------------   ------------      ------------
      TOTAL DEF. CHARGES                    328,428              0           328,428
                                       ------------   ------------      ------------
TOTAL ASSETS                              1,287,682            (28)        1,287,654
                                      =============  =============     =============


CAPITALIZATION:
   COMMON SHARES                             26,812                           26,812
   CAPITAL SURPLUS,  PAID IN                151,431                          151,431
   RETAINED EARNINGS                         46,003            (17)           45,986
   ACCUM OTHER COMP INCOME                      150                              150
                                       ------------   ------------      ------------
      TOTAL COMMON EQUITY                   224,396            (17)          224,379

   PREF NOT SUBJ TO MAND REDEM               20,000                           20,000
   PREF  SUBJECT TO MAND REDEM               18,000                           18,000
   LONG-TERM DEBT                           349,314                          349,314
                                       ------------   ------------      ------------
      TOTAL CAPITALIZATION                  611,710            (17)          611,693
                                       ------------   ------------      ------------
OBLIG. UNDER CAP. LEASES                     12,129              0            12,129
                                       ------------   ------------      ------------
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK                     20,000                           20,000
   NOTES PAYABLE TO AFFIL. CO.               30,900                           30,900
   L-T DEBT AND PREF. STOCK, CUR             41,500                           41,500
   OBLIG. UNDER CAP. LEASES, CUR             21,964                           21,964
   ACCOUNTS PAYABLE                          17,952                           17,952
   ACCOUNTS PAYABLE TO AFFIL. COS.           12,866                           12,866
   ACCRUED TAXES PAYABLE                      1,264            (11)(b)         1,253
   ACCRUED INTEREST                           8,030                            8,030
   OTHER                                      6,831                            6,831
                                       ------------   ------------      ------------
      TOT. CURRENT LIABILITIES              161,307            (11)          161,296
                                       ------------   ------------      ------------
DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES                 248,985                          248,985
   ACC. DEF.INVEST.TAX CRDT.                 21,895                           21,895
   DECOMMISIONING--UNIT 1                   131,500
   DEF. CONTRACT. OBLIG.                     74,534                           74,534
   OTHER                                     25,622                           25,622
                                       ------------   ------------      ------------
      TOTAL DEFERRED CREDITS                502,536              0           502,536
                                       ------------   ------------      ------------

TOTAL CAPITALIZATION AND LIAB             1,287,682            (28)        1,287,654
                                      =============  =============     =============

* See attached Pro Forma Adjustments

FINANCIAL STATEMENTS
WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                               Debit   Credit
a)Nuclear Fuel, net                               18
  Operating Expenses: Fuel Costs                  28
    Cash                                                   46

b)Accrued Income Taxes Payable                    11
    Federal and State Income Tax Expense                   11




a)To record WMECO's pro rata expenses (approx. 19%) associated with the Modification of the Nuclear Fuel Financing Arrangements. Approximately 40.0% of these costs will be capitalized.

b)To record the reduction in income taxes associated with the Modifications ($28 X 39.0775% = $11)

FINANCIAL STATEMENTS
WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
2.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998

INCOME STATEMENT                                                      PRO FORMA
(THOUSANDS OF DOLLARS)                                             GIVING EFFECT
                                                     PRO FORMA       TO PROPOSED
                                        PER BOOK  ADJUSTMENTS*       TRANSACTION
OPERATING REVENUE                        393,322             0           393,322
                                      ----------    ----------        ----------
OPERATING EXPENSES:
   OPERATION--
    FUEL, PURCH. AND NET INTER           113,148            28 (a)       113,176
    OTHER                                134,916                         134,916
   MAINTENANCE                            56,622                          56,622
   DEPRECIATION                           40,901                          40,901
   AMORT OF REG ASSETS, NET                6,016                           6,016
   FED/ STATE INCOME TAXES                 2,109           (11)(b)         2,098
   OTHER TAXES                            19,756                          19,756
                                      ----------    ----------        ----------
TOTAL OPERATING EXPENSES                 373,468            17           373,485
                                      ----------    ----------        ----------
OPERATING LOSS                            19,854           (17)           19,837
                                      ----------    ----------        ----------
OTHER INCOME (LOSS):
   ERNGS  OF REGNL  NUCL  & TRANS COS      1,699                           1,699
   OTHER, NET                             (1,905)                         (1,905)
   INCOME TAXES                            2,198                           2,198
                                      ----------    ----------        ----------
      OTHER INCOME, NET                    1,992             0             1,992
                                      ----------    ----------        ----------
LOSS BEF. INT. CHARGES                    21,846           (17)           21,829
                                      ----------    ----------        ----------

INTEREST CHARGES:
   INTEREST ON L-T DEBT                   28,027                          28,027
   OTHER INTEREST                          3,398                           3,398
                                      ----------    ----------        ----------
     INTEREST CHARGES, NET                31,425             0            31,425
                                      ----------    ----------        ----------
NET LOSS                                  (9,579)          (17)           (9,596)
                                     ===========   ===========       ===========


RETAINED EARNINGS                                                     PRO FORMA
(THOUSANDS OF DOLLARS)                                             GIVING EFFECT
                                                     PRO FORMA       TO PROPOSED
                                        PER BOOK  ADJUSTMENTS*       TRANSACTION

BAL. AT BEGINNING OF PERIOD               58,608                          58,608

NET GAIN (LOSS)                           (9,579)          (17)           (9,596)

CASH DIVIDENDS ON PREF. STOCK             (3,026)                         (3,026)

CASH DIVIDEND ON COMMON STOCK                  0                               0
                                      ----------    ----------        ----------
BALANCE AT END OF PERIOD                  46,003           (17)           45,986
                                     ===========   ===========       ===========

* See attached Pro Forma Adjustments

FINANCIAL STATEMENTS
WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
2.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998


CAPITAL STRUCTURE                                                        PRO FORMA
(THOUSANDS OF DOLLARS)                                                GIVING EFFECT
                                                         PRO FORMA      TO PROPOSED
                                    PER BOOK     %     ADJUSTMENTS      TRANSACTION     %

LONG TERM DEBT                       349,314  57.1                          349,314  57.1

PREFERRED STOCK SUBJECT TO
   MANATORY REDEMPTION                18,000   2.9                           18,000   2.9

PREFERRRED STOCK NOT
   SUB TO MANDATORY REDEMP            20,000   3.3                           20,000   3.3

COMMON STOCK EQUITY                  224,396  36.7             (17)         224,379  36.7
                                 -----------          ------------     ------------
                                     611,710                   (17)         611,693
                                 ===========          ============     ============

FINANCIAL STATEMENTS
NORTHEAST UTILITIES AND SUBSIDIARIES
3.1a BALANCE SHEET
AS OF DECEMBER 31, 1998
                                                                        PRO FORMA
                                                                      GIVING EFFECT
(THOUSANDS OF DOLLARS)                                   PRO FORMA     TO PROPOSED
                                            PER BOOK  ADJUSTMENTS*     TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                                9,570,547                     9,570,547
   OTHER                                     195,325                       195,325
                                        ------------  ------------    ------------
                                           9,765,872             0       9,765,872
   LESS: ACC. DEPREC.                      4,224,416                     4,224,416
                                        ------------  ------------    ------------
                                           5,541,456             0       5,541,456

  UNAMORTIZED PSNH ACQ COSTS                 352,855                       352,855
  CONSTRUCTION WORK IN PROGRESS              143,159                       143,159
  NUCLEAR FUEL, NET                          133,411            91 (a)     133,502
                                        ------------  ------------    ------------
        TOTAL NET UTILITY PLANT            6,170,881            91       6,170,972
                                        ------------  ------------    ------------
OTHER PROP. AND INVEST.:
   NUC. DECOM. TRST, AT MARKET.              619,143                       619,143
   INV.  REG. NUC. GEN. COS (EQTY)            85,791                        85,791
   INV.  REG. TRANS COS (EQTY)                17,692                        17,692
   OTHER, AT COST                            136,812                       136,812
                                        ------------  ------------    ------------
      TOTAL OTHER PROP. &  INVEST            859,438                       859,438
                                        ------------  ------------    ------------
CURRENT ASSETS:
   CASH & CASH EQUIVALENTS                   136,155          (228)(a)     135,927
   NOTES REC., AFFIL. COMPANIES                    0                             0
   SECURITIZABLE ASSETS                      182,118                       182,118
   RECEIVABLES, NET                          237,207                       237,207
   ACCRUED UTILITY REVS                       42,145
   FUEL, MAT & SUPP (AVG COST)               202,661                       202,661
   RECOV. ENRG. COST, NET -- CUR              67,181                             0
   PREPAYMENTS AND OTHER                      65,440                        65,440
                                        ------------  ------------    ------------
      TOTAL CURRENT ASSETS                   932,907          (228)        932,679
                                        ------------  ------------    ------------
DEFERRED CHARGES:
   REGULATORY ASSETS                       2,328,949                     2,328,949
   UNAMORTIZED DEBT EXPENSE                   40,416                        40,416
   OTHER                                      54,790                        54,790
                                        ------------  ------------    ------------
      TOTAL DEF. CHARGES                   2,424,155             0       2,424,155
                                        ------------  ------------    ------------
TOTAL ASSETS                              10,387,381          (137)     10,387,244
                                        ==========================    =============


CAPITALIZATION:
   COMMON SHARES                             685,156                       685,156
   CAPITAL SURPLUS,  PAID IN                 940,661                       940,661
   DEFERRED COMPENSATION--(ESOP)            (140,619)                     (140,619)
   RETAINED EARNINGS                         560,769           (89)        560,680
   ACCUM OTHER COMP INCOME                     1,405                         1,405
                                        ------------  ------------    ------------
      TOTAL COMMON EQUITY                  2,047,372           (89)      2,047,283

   PREF. STK NOT SUBJ TO MAND REDEM          136,200                       136,200
   PREF. STK SUBJ TO MAND REDEM              167,539                       167,539
   LONG-TERM DEBT                          3,282,138                     3,282,138
                                        ------------  ------------    ------------
      TOTAL CAPITALIZATION                 5,633,249           (89)      5,633,160
                                        ------------  ------------    ------------
MINOR. INT. IN CONS. SUBS                    100,000             0         100,000
                                        ------------  ------------    ------------
OBLIG. UNDER CAP. LEASES                      88,423             0          88,423
                                        ------------  ------------    ------------
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK                      30,000                        30,000
   L-T DEBT AND PREF. STOCK, CUR             397,153                       397,153
   OBLIG. UNDER CAP. LEASES, CUR             120,856                       120,856
   ACCOUNTS PAYABLE                          338,612                       338,612
   ACCRUED TAXES PAYABLE                      50,755           (48)(b)      50,707
   ACCRUED INTEREST                           51,044                        51,044
   ACCRUED PENSION BENEFITS                   33,034                        33,034
   OTHER                                     106,333                       106,333
                                        ------------  ------------    ------------
      TOT. CURRENT LIABILITIES             1,127,787           (48)      1,127,739
                                        ------------  ------------    ------------
DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES                1,848,694                     1,848,694
   ACC. DEF.INVEST.TAX CRDT.                 143,369                       143,369
   DECOMMISIONING--UNIT 1                    692,000
   DEF. CONTRACT. OBLIG.                     418,760                       418,760
   OTHER                                     335,099                       335,099
                                        ------------  ------------    ------------
      TOTAL DEFERRED CREDITS               3,437,922             0       3,437,922
                                        ------------  ------------    ------------

TOTAL CAPITALIZATION AND LIAB             10,387,381          (137)     10,387,244
                                        ==========================    =============

* See attached Pro Forma Adjustments

FINANCIAL STATEMENTS
NORTHEAST UTILITIES AND SUBSIDIARIES
PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                               Debit   Credit
a)Nuclear Fuel, net                               91
  Operating Expenses: Fuel Costs                 137
    Cash                                                  228

b)Accrued Income Taxes Payable                    48
    Federal and State Income Tax Expense                   48




a)To record expenses associated with the Modification of the Nuclear Fuel Financing Arrangements. Approximately 40.0% of these costs will be capitalized.


b)To record the reduction in income taxes associated with the Modifications ($228 X 35.00% = $48)

FINANCIAL STATEMENTS
NORTHEAST UTILITIES AND SUBSIDIARIES
3.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998

INCOME STATEMENT                                                     PRO FORMA
(THOUSANDS OF DOLLARS)                                            GIVING EFFECT
                                                    PRO FORMA       TO PROPOSED
                                       PER BOOK  ADJUSTMENTS*       TRANSACTION
OPERATING REVENUE                     3,767,714             0         3,767,714
                                     ----------    ----------        ----------
OPERATING EXPENSES:
   OPERATION--
    FUEL, PURCH & NET INTER PWR       1,296,480           137 (a)     1,296,617
    OTHER                               977,139                         977,139
   MAINTENANCE                          399,165                         399,165
   DEPRECIATION                         332,807                         332,807
   AMORT OF REGUL ASSETS, NET           203,132                         203,132
   FED/ STATE INCOME TAXES               82,332           (48)(b)        82,284
   OTHER TAXES                          251,932                         251,932
                                     ----------    ----------        ----------
TOTAL OPERATING EXPENSES              3,542,987            89         3,543,076
                                     ----------    ----------        ----------
OPERATING LOSS                          224,727           (89)          224,638
                                     ----------    ----------        ----------
OTHER INCOME (LOSS):
   ERNGS  OF REGNL  COS                  12,420                          12,420
   DEF NUC PLNTS RETN-OTHER               6,896                           6,896
   MILLSTONE 1--UNRECOV COSTS          (143,239)                       (143,239)
   OTHER, NET                           (19,121)                        (19,121)
   MIN. INT. IN INCOME OF SUB            (9,300)                         (9,300)
   INCOME TAXES                          76,393                          76,393
                                     ----------    ----------        ----------
      OTHER INCOME, NET                 (75,951)            0           (75,951)
                                     ----------    ----------        ----------
LOSS BEF. INT. CHARGES                  148,776           (89)          148,687
                                     ----------    ----------        ----------

INTEREST CHARGES:
   INTEREST ON L-T DEBT                 273,824                         273,824
   OTHER INTEREST                         7,808                           7,808
   DEF NUC PLNTS RET--BORROWED FUNDS    (12,543)                        (12,543)
     INTEREST CHARGES, NET              269,089             0           269,089
                                     ----------    ----------        ----------
NET LOSS AFTER INTEREST CHARGES        (120,313)          (89)         (120,402)
                                     ----------    ----------        ----------
PREFERRED DIVIDENDS OF SUBSIDIARIES      26,440                          26,440
                                     ----------    ----------        ----------
NET LOSS                               (146,753)          (89)         (146,842)
                                    =========== =============    ==============



RETAINED EARNINGS                                                    PRO FORMA
(THOUSANDS OF DOLLARS)                                            GIVING EFFECT
                                                    PRO FORMA       TO PROPOSED
                                       PER BOOK  ADJUSTMENTS*       TRANSACTION

BAL. AT BEGINNING OF PERIOD             707,522                         707,522

NET GAIN (LOSS)                        (120,313)          (89)         (120,402)

CASH DIVIDENDS ON PREF. STOCK           (26,440)                        (26,440)

CASH DIVIDEND ON COMMON STOCK                 0                               0
                                     ----------    ----------        ----------
BALANCE AT END OF PERIOD                560,769           (89)          560,680
                                    ===========   ===========       ===========

* See attached Pro Forma Adjustments

FINANCIAL STATEMENTS
NORTHEAST UTILITIES AND SUBSIDIARIES
3.2a INCOME STATEMENT AND SURPLUS
12 MONTHS ENDED DECEMBER 31, 1998


CAPITAL STRUCTURE                                                    PRO FORMA
(THOUSANDS OF DOLLARS)                                            GIVING EFFECT
                                                     PRO FORMA      TO PROPOSED
                                PER BOOK     %     ADJUSTMENTS      TRANSACTION     %

LONG TERM DEBT                 3,282,138  58.3                        3,282,138  58.3

PREFERRED STOCK SUBJECT TO
   MANATORY REDEMPTION           167,539   3.0                          167,539   3.0

PREFERRRED STOCK NOT SUBJ
   TO MANDATORY REDEMPTION       136,200   2.4                          136,200   2.4

COMMON STOCK EQUITY            2,047,372  36.3             (89)       2,047,283  36.3
                             -----------          ------------     ------------
                               5,633,249                   (89)       5,633,160
                             ===========          ============     ============